VANGUARD (R)NEW JERSEY TAX-EXEMPT FUNDS
ANNUAL REPORT NOVEMBER 30, 2000

[SHIP GRAPHIC]

INCLUDED WITHIN THIS REPORT:
VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
VANGUARD NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND


MEMBERS OF
THE VANGUARD GROUP (R) [LOGO]

OUR REPORTS TO THE OWNERS
At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.

     In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.

     We've introduced several changes to this year's annual reports to make them even more useful. Among the changes:

     **Larger type and redesigned graphics to make the reports easier to read. **An at-a-glance summary of key points about fund performance and the financial markets.
     **A table--included for many funds--in which the investment adviser highlights significant changes in holdings. We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY

* The Vanguard New Jersey Tax-Exempt Funds earned solid returns that topped those of their average competitors.

* Our Insured Long-Term Tax-Exempt Fund benefited from the market's preference for higher-quality bonds.

* During the 12 months ended November 30, most fixed income securities far outperformed stocks, many of which took a sound beating.

CONTENTS

1 Letter from the Chairman
7 Report from the Adviser
10 Fund Profiles
12 Glossary of Investment Terms
13 Performance Summaries
15 Financial Statements
32 Report of Independent Accountants

1

LETTER
  FROM THE CHAIRMAN

Dear Shareholder,

During the 12 months ended November 30, 2000, municipal bonds provided excellent returns, as a decline in long-term interest rates and a generally tighter supply of munis helped boost prices. In this environment, the returns of both of the VANGUARD NEW JERSEY TAX-EXEMPT FUNDS outpaced the average returns of competing mutual funds.

     The table at right presents each fund's 12-month return along with those of our average mutual fund competitors. Our bond fund is also compared with the Lehman Brothers Municipal Bond Index, a broad measure of the muni market.

2000 TOTAL RETURNS                                    Fiscal Year Ended
                                                            November 30
-----------------------------------------------------------------------
VANGUARD NEW JERSEY TAX-EXEMPT
    MONEY MARKET FUND                                              3.7%
    (SEC 7-Day Annualized Yield: 3.88%)
Average New Jersey Tax-Exempt
    Money Market Fund*                                             3.4
-----------------------------------------------------------------------
VANGUARD NEW JERSEY INSURED
    LONG-TERM TAX-EXEMPT FUND                                      8.6%
Average New Jersey Municipal Debt Fund*                            6.7
Lehman Municipal Bond Index                                        8.2
-----------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The total return (capital change plus reinvested dividends) of our Insured Long-Term Tax-Exempt Fund is based on an increase in net asset value from $11.19 per share on November 30, 1999, to $11.52 per share on November 30, 2000, and is adjusted for dividends totaling $0.599 per share paid from net investment income. The Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. At the end of the fiscal year, the Insured Long-Term Fund's yield was 4.89%, down from 5.07% a year earlier; the Money Market Fund's yield was 3.88%, up from 3.34%.

     For New Jersey residents, income earned by our funds is exempt from federal and New Jersey income taxes, but may be subject to local taxes and to the alternative minimum tax.

FINANCIAL MARKETS IN REVIEW

Overall, it was an extremely difficult and volatile period for the U.S. stock market. Most broad market indexes notched negative returns for the 12 months. Technology-related stocks slid, but many other segments also suffered--in part because the U.S. economy seemed to be losing some steam. In late November, the tech-heavy Nasdaq Composite Index was off nearly 50% from the all-time high it reached on March 10. Despite the broad

2

market's decline, there were pockets of excellent performance within the stock market. In fact, the slump in growth stocks that began in the spring coincided with a surge in value-oriented shares--the stocks of companies with below-average prices in relation to measures such as earnings and book value. And mid-capitalization stocks, particularly those with a value bent, notched excellent 12-month returns.


MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2000

                                                   ONE        THREE         FIVE
                                                  YEAR        YEARS        YEARS
--------------------------------------------------------------------------------
BONDS

Lehman Aggregate Bond Index (Entire market)       9.1%         6.1%         6.4%
Lehman 10 Year Municipal Bond Index               7.7          5.0          5.6
Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                      5.9          5.2          5.2
--------------------------------------------------------------------------------
STOCKS

S&P 500 Index (Large-caps)                       -4.2%        12.7%        18.7%
Russell 2000 Index (Small-caps)                  -0.6          2.4          9.1
Wilshire 5000 Index (Entire market)              -5.8         10.8         16.7
MSCI EAFE Index (International)                  -9.5          8.7          7.5
--------------------------------------------------------------------------------
CPI

Consumer Price Index                              3.4%         2.5%         2.5%
--------------------------------------------------------------------------------

     For bonds, it was an entirely different story. As you can see in the table above, the returns of three major fixed income indexes surpassed those of many stock market measures in the past year. Long-term Treasury bonds performed particularly well. A decline in long-term interest rates boosted prices, as did the federal government's buyback of long-term Treasuries--a continuing effort aimed at paring the national debt. The Lehman Long U.S. Treasury Index returned an excellent 15.7% for the fiscal year. Returns of broader bond market measures were not quite so strong, but were still solid in absolute terms.

     Signs of decelerating growth--a product of the Federal Reserve Board's campaign to raise short-term interest rates to head off inflation--were welcomed by some segments of the bond market. However, for lower-quality securities, an economic slowdown is undeniably bad news. Slower growth can lead to erosion in corporate profits, which, in turn, can damage a company's ability to repay its debt obligations. The Lehman High Yield Index returned -6.6% for the fiscal year, about 15 percentage points behind the return of the broad bond market.

MUNI AND TREASURY YIELDS MOVE CLOSER
Municipal bonds performed well during the fiscal year. Overall, the difference between the yield of the 30-year U.S. Treasury bond and the yield of an insured long-term, high-quality municipal bond narrowed during the period to an extraordinarily slim 6 basis points (0.06 percentage point). The narrowing was the result of a 45-basis-point decline in the yield of muni bonds to 5.55% and a slightly steeper decline (68 basis points) in the yield of the 30-year Treasury to 5.61%. Such a tiny yield differential makes muni bonds extremely

3

attractive because the interest paid on municipal bonds is exempt from federal income taxes while that paid on Treasuries is taxable at a rate of up to 39.6%.

     Short-term muni rates rose 40 basis points to 4.20%, while the yield of the 3-month U.S. Treasury bill climbed 90 basis points to 6.20%.

     Muni bonds benefited from a decline in new issuance, which helped support prices. For more detailed information on the municipal bond market, see the Report from the Adviser beginning on page 7.

FISCAL 2000 PERFORMANCE OVERVIEW
For Vanguard New Jersey Insured Long-Term Tax-Exempt Fund, the fiscal year produced a return that was excellent both on an absolute basis and relative to the average New Jersey municipal bond fund. Our 8.6% total return consisted of an income return of 5.7% and a price increase of 2.9%. (The Performance Summary on page 14 presents a similar breakdown of the fund's returns for the last ten years.) There are two key distinctions between our fund and its competitors: quality and costs. During fiscal 2000, both of these worked in our favor.

------------------------------------------------------------------------
OUR COST AND CREDIT-QUALITY DIFFERENCES HELPED OUR RELATIVE PERFORMANCE.
------------------------------------------------------------------------

QUALITY AND COST MATTER
Generally, our holdings have a higher average credit quality than those of our peers. When investors are focusing on high credit quality--for example, during periods of uncertainty about an economic slowdown or in the midst of stock market stress--our emphasis on quality results in relatively strong returns. However, our relative results can lag when lower-quality bonds outpace higher-quality securities.

     While our high credit quality can in the short run be an advantage or a detriment, the cost difference between our fund and its peers is always an advantage to our shareholders. Our low cost also directly supports our quality mandate. Higher-quality bonds pay less interest than lower-quality bonds. However, our rock-bottom costs enable us to offer above-average net yields nonetheless. This is because fund operating and administrative expenses are deducted from a fund's income; by forfeiting less of our income to expenses, we can offer both above-average yields and above-average quality.

     Our Insured Long-Term Tax-Exempt and Tax-Exempt Money Market Funds have expense ratios (annual expenses as a percentage of average net assets) of 0.19% and 0.18%, respectively--a fraction of the 1.01% charged by the average long-term New Jersey tax-exempt fund and the 0.66% charged by the average New Jersey tax-exempt money market fund. This advantage aids us each year in our pursuit of superior results, and is especially powerful over longer periods. The combination of this cost advantage and the skillful management of Vanguard's Fixed Income Group has benefited

4

our shareholders over the past decade, and we expect it to continue to do so in the future.
     It's also important to note that our fiscal-year return exceeded that of the Lehman Municipal Bond Index, which includes muni bonds from across the country. The index is a notoriously tough competitor because it does not incur the "real world" operating expenses and transaction costs that all mutual funds must bear.

     The Tax-Exempt Money Market Fund provided a total return of 3.7%, outpacing the 3.4% return of its average peer. Here, too, cost was the key reason for our margin of outperformance.

THE MUNICIPAL BOND TAX ADVANTAGE
For New Jersey residents, the income earned by our funds is exempt from federal, state, and, in most cases, local income taxes. At current yields, that means that investors in the New Jersey Insured Long-Term Tax-Exempt Fund who are taxed at the highest marginal federal tax rate (39.6%) can earn about 65% more after-tax income than they could in a comparable long-term U.S. Treasury bond fund. Our Money Market Fund also offers New Jersey residents an advantage over taxable investments with similar maturities. On November 30, the yield of MIG-1 notes was about 14% higher than the after-tax yield of 90-day U.S. Treasury bills. For New Jersey taxpayers subject to the highest tax rates, a yield of 5.6% on a tax-exempt long-term bond is the equivalent of a 9.3% taxable yield. For a tax-exempt short-term yield of 4.2%, the taxable equivalent is 7.0%.

     These remarkable advantages are illustrated in the table below, which compares the annual net income earned on U.S. Treasury and tax-exempt securities as of November 30, 2000, assuming a $100,000 investment.


COMPARISON                                          FROM A HYPOTHETICAL $100,000
OF INCOME                                             INVESTMENT BASED ON YIELDS
                                                         AS OF NOVEMBER 30, 2000

                                                 SHORT-TERM            LONG-TERM
--------------------------------------------------------------------------------
TAXABLE GROSS INCOME                                 $6,200              $5,600
LESS TAXES (39.6%)                                   (2,500)             (2,200)
NET AFTER-TAX INCOME                                  3,700               3,400
--------------------------------------------------------------------------------
TAX-EXEMPT INCOME                                    $4,200              $5,600
--------------------------------------------------------------------------------
TAX-EXEMPT INCOME ADVANTAGE                          $  500              $2,200
--------------------------------------------------------------------------------
PERCENTAGE ADVANTAGE                                    14%                 65%
--------------------------------------------------------------------------------
This illustration assumes current yields (as of November 30, 2000) of 5.6% for long-term U.S. Treasury bonds, 6.2% for U.S. Treasury bills, 5.6% for long-term municipals, and 4.2% for short-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

     When considering this example, keep in mind that there is an important distinction between state-specific municipal bond funds and U.S. Treasury bonds. Treasury securities are backed by the full faith and credit of the U.S. government and

5

therefore have unmatched credit quality. Also, municipal bond funds that confine their investments to a single state lack broad diversification; their returns can be influenced by purely local matters. However, private insurance on the bonds in our Long-Term Tax-Exempt Fund reduces these additional credit risks. Though the insurance does not protect against fluctuations in the fund's value, it guarantees full payment of interest and principal for our bond holdings.

     This insurance, however, is not generally available for short-term securities. Our investment adviser is responsible for carefully analyzing securities to preserve the principal value of the Tax-Exempt Money Market Fund. Money market mutual funds are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW
Though an annual review of any investment is a useful exercise, it's more important to examine performance over longer periods. The table below compares the performance of our funds over the past ten years with that of their average peer mutual funds. It also presents the current value of hypothetical $10,000 investments made a decade ago. As you can see, the Vanguard New Jersey Tax-Exempt Funds have established excellent records versus their competitors, largely because of our cost advantage.

IN SUMMARY
During the past five years, when big gains from stocks seemed routine, our reminders about the value of diversification, I fear, too often fell on deaf ears. But the financial markets have a way of reinforcing investment principles.

     We certainly take no pleasure in the stock market's decline over the past 12 months. Rather, we view the disappointing returns as an instructive, though painful, part of investing. For those who built their investment programs for the long haul--constructing a mix of a variety of stock funds, bond funds, and short-term investments--such a decline should have little

TOTAL RETURNS                                                                                TEN YEARS ENDED
                                                                                           NOVEMBER 30, 2000

                                             AVERAGE                              FINAL VALUE OF A $10,000
                                          ANNUAL RETURN                              INITIAL INVESTMENT*
                                    ---------------------------      ----------------------------------------
                                                    AVERAGE                         AVERAGE
                                      VANGUARD    COMPETING          VANGUARD     COMPETING         VANGUARD
NEW JERSEY TAX-EXEMPT FUND                FUND         FUND             FUND           FUND        ADVANTAGE
-------------------------------------------------------------------------------------------------------------
MONEY MARKET                              3.2%         2.9%           $13,734       $13,340           $  394
INSURED LONG-TERM                         6.9          6.1             19,566        18,160            1,406
-------------------------------------------------------------------------------------------------------------
*Assuming reinvestment of all income dividends and capital gains distributions.

6

long-term impact. The key to long-term investment success is to build a diversified portfolio, to realize that the road may get rough from time to time, and to stick with your plan no matter what the financial markets throw your way.

Sincerely,

/S/ JOHN J. BRENNAN
December 13, 2000


[PHOTO]
JOHN J. BRENNAN
Chairman and Chief Executive Officer

7

REPORT
   FROM THE ADVISER                                  VANGUARD FIXED INCOME GROUP

Municipal bonds provided strong returns during the 12 months ended November 30, 2000, as rising prices augmented interest income. Prices were bolstered by declining long-term interest rates and by a reduction in the issuance of new municipal bonds.

     Our TAX-EXEMPT MONEY MARKET FUND earned a total return of 3.7% for the fiscal year, while our INSURED LONG-TERM TAX-EXEMPT FUND returned 8.6%. Both funds outpaced their average peers by solid margins.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
THE ADVISER BELIEVES THAT EACH FUND, WHILE OPERATING WITHIN STATED MATURITY AND STRINGENT QUALITY TARGETS, CAN ACHIEVE A HIGH LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL AND NEW JERSEY INCOME TAXES BY INVESTING IN INSURED AND HIGH-QUALITY UNINSURED SECURITIES ISSUED BY NEW JERSEY STATE, COUNTY, AND MUNICIPAL GOVERNMENTS.

--------------------------------------------------------------------------------

THE ECONOMIC ENVIRONMENT
The fiscal year began amid abundant signs that the U.S. economy continued to steam ahead. Economic growth surged, unemployment dipped below 4%, and inflation seemed well under control. But as the period progressed, concerns about overheating gave way to fears among stock investors that the nation's economy was getting too cool for comfort.

     Real (inflation-adjusted) gross domestic product expanded at an annual rate of 2.2% during the third calendar quarter of 2000, compared with a rate of 8.3% during the fourth quarter of 1999, when our fiscal year began. The slowdown was largely a product of the Federal Reserve Board's monetary tightening campaign, which began in June 1999. During the fiscal year, the Fed hiked its target for short-term interest rates by a total of 1 percentage point--from 5.5% to 6.5%--in three separate moves. The latest boost came in May, when the Fed raised the target by 0.50 percentage point (50 basis points).

     Several other factors weighed on the minds of investors during the fiscal year:

     **Oil prices nearly doubled. Per-barrel oil prices rose from $18.61 to nearly $34 and played a key role in curbing economic growth.

     **Inflation rose to an annual rate of 3.4%. However, the core inflation rate, which excludes food and energy prices, remained relatively docile, rising 2.6%.

     **Stock prices declined sharply. The slide that began in the spring dented consumer confidence and threatened to crimp Americans' spending, a big driver of economic growth.

     **Finally, the close presidential election and ensuing court battles added an element of uncertainty to the economic outlook during the final weeks of

8

the fiscal year, leaving economists and traders speculating on the fate of the budget surplus and the implications of a divided Congress.

THE VALUE IN MUNIS
During the fiscal year, municipal bonds generally underperformed U.S. Treasury bonds. Treasury prices were buoyed by the signs of an economic slowdown, which eased some inflation fears; by the stock market's volatility, which sent some investors fleeing to safety; and by the federal government's buyback of long-term bonds, which decreased supply.

     The yield of the 30-year Treasury bond, which moves in the opposite direction from its price, declined by about 70 basis points (0.70 percentage point) during the 12 months, ending November at 5.61%. The yield of a similar-maturity, insured AAA-rated muni bond decreased 45 basis points from a year earlier to end the period at 5.55%. That means that the insured municipal's tax-exempt yield was equal to 99% of the taxable yield of a 30-year Treasury. This was significantly above the longer-term average of about 89% and made munis very attractive relative to Treasuries.

     At the short end of the bond spectrum, yields generally rose in response to the Fed's rate hikes. Overall, short-term tax-exempt notes became more attractive relative to comparable Treasury securities. The yield of the 1-year U.S. Treasury bill rose 24 basis points to end the period at 5.92%, while the yield of the benchmark 1-year MIG-1 climbed 43 basis points to 4.30%. As a result, the ratio of the 1-year muni's yield to that of the 1-year Treasury bill rose from about 68% a year ago to about 73% at the end of November 2000.

BUDGET SURPLUSES = GOOD NEWS FOR MUNIS
The economy's impressive expansion over the past several years created a twofold benefit for muni bonds during fiscal 2000. First, strong economic growth resulted in surpluses in many state treasuries that allowed governments to finance projects without borrowing. Overall, from January through November, national muni issuance was off 16% from the same period a year earlier. Issuance in New Jersey, however, rose 9%. In addition, the credit quality of many state and local governments improved as a result of the healthier condition of their finances.

     Generally, higher-quality bonds performed better during fiscal 2000 than lower-quality issues. Many investors shifted away from more speculative credits and toward higher-quality ones in response to signs of decelerating economic growth. Slower growth increases the likelihood of defaults on municipal bonds issued to finance projects. The spread, or difference, between the yield of a AAA-rated municipal bond and a BBB-rated issue widened from about 34 basis points when the period began to 67 basis points at its end.

9

     We can offer higher quality while maintaining above-average tax-exempt income--an apparent investment paradox--because of our low costs. Higher-quality bonds offer lower yields than their lower-quality counterparts. However, because our expenses take a smaller bite from the interest income paid by our bonds, we can maintain a more conservatively managed portfolio without sacrificing yield.

LOOKING AHEAD
We begin the 2001 fiscal year as we do every year, with an unwavering commitment to providing prudently managed, low-cost portfolios. This desirable combination has served our investors well in the past, and we fully expect it to continue to do so in the future.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Christopher W. Alwine, Principal
Kathryn Allen, Principal

December 13, 2000

10

FUND PROFILE                                             AS OF NOVEMBER 30, 2000
     FOR NEW JERSEY TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 12.

-------------------------------
FINANCIAL ATTRIBUTES
Yield                      3.9%
Average Maturity        56 days
Average Quality           MIG-1
Expense Ratio             0.18%
-------------------------------


-------------------------------
DISTRIBUTION BY
CREDIT QUALITY (% of portfolio)

MIG-1/SP-1+             70.2%
A-1/P-1                 27.3
AAA/AA                   2.5
A                        0.0
-------------------------------
Total                  100.0%
-------------------------------

11

FUND PROFILE                                             AS OF NOVEMBER 30, 2000
     FOR NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 12.

---------------------------------------------
FINANCIAL ATTRIBUTES

                                      LEHMAN
                           FUND       INDEX*
---------------------------------------------
Number of Issues            253       39,476
Yield                      4.9%         5.1%
Yield to Maturity          4.9%          --
Average Coupon             5.2%         5.5%
Average Maturity     10.4 years   13.8 years
Average Quality             AAA          AA+
Average Duration      7.1 years    7.3 years
Expense Ratio             0.19%          --
Cash Investments           1.1%          --
---------------------------------------------


-------------------------------
DISTRIBUTION BY
CREDIT QUALITY (% of portfolio)

AAA                   95.8%
AA                     4.2
A                      0.0
BBB                    0.0
BB                     0.0
B                      0.0
-------------------------------
Total                100.0%
-------------------------------


---------------------------------------------
VOLATILITY MEASURES

                                      LEHMAN
                           Fund       Index*
---------------------------------------------
R-Squared                  0.99         1.00
Beta                       1.10         1.00
---------------------------------------------

-------------------------
DISTRIBUTION BY MATURITY
   (% of portfolio)

Under 1 Year         8.3%
1-5 Years           14.8
5-10 Years          38.5
10-20 Years         24.3
20-30 Years         14.1
Over 30 Years        0.0
-------------------------
Total              100.0%
-------------------------


--------------------------
INVESTMENT FOCUS [CHART]

CREDIT QUALITY        HIGH
AVERAGE MATURITY      LONG
--------------------------

*Lehman Municipal Bond Index.


                                                               VISIT OUR WEBSITE
                                                      [GRAPHIC] WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

12

GLOSSARY
   OF INVESTMENT TERMS


AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

13

PERFORMANCE SUMMARY
   FOR NEW JERSEY TAX-EXEMPT MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 NOVEMBER 30, 1990-NOVEMBER 30, 2000
--------------------------------------------------------------------------------


           NEW JERSEY TAX-EXEMPT         AVERAGE
               MONEY MARKET FUND           FUND*
FISCAL                     TOTAL           TOTAL
YEAR                      RETURN          RETURN
--------------------------------------------------------------------------------
1991                        4.5%            4.5%
1992                        3.0             2.8
1993                        2.3             2.0
1994                        2.5             2.2
1995                        3.6             3.3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           NEW JERSEY TAX-EXEMPT         AVERAGE
               MONEY MARKET FUND           FUND*
FISCAL                     TOTAL           TOTAL
YEAR                      RETURN          RETURN
--------------------------------------------------------------------------------
1996                        3.2%            2.9%
1997                        3.3             3.0
1998                        3.2             2.8
1999                        2.9             2.5
2000                        3.7             3.4
--------------------------------------------------------------------------------
SEC 7-DAY ANNUALIZED YIELD (11/30/2000): 3.88%
--------------------------------------------------------------------------------
*Average New Jersey Tax-Exempt Money Market Fund; derived from data provided by Lipper Inc. See Financial Highlights table on page 28 for dividend information for the past five years.

--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------
CULMULATIVE PERFORMANCE   [GRAPH]                                 NOVEMBER 30, 1990-NOVEMBER 30, 2000

INITIAL INVESTMENT OF $10,000

     QUARTER ENDED    NEW JERSEY    AVERAGE NEW JERSEY
                      TAX-EXEMPT      TAX-EXEMPT
                     MONEY MARKET   MONEY MARKET FUND
                         FUND
-----------------------------------------------------------------------------------------------------
         199011         10000         10000
         199102         10126         10125
         199105         10239         10234
         199108         10346         10338
         199111         10455         10446
         199202         10545         10531
         199205         10629         10607
         199208         10700         10667
         199211         10773         10734
         199302         10837         10791
         199305         10899         10842
         199308         10959         10891
         199311         11023         10949
         199402         11080         10999
         199405         11144         11053
         199408         11212         11109
         199411         11297         11190
         199502         11394         11277
         199505         11503         11374
         199508         11602         11459
         199511         11703         11555
         199602         11799         11641
         199605         11894         11723
         199608         11985         11801
         199611         12080         11889
         199702         12175         11976
         199705         12277         12063
         199708         12378         12148
         199711         12482         12243
         199802         12580         12334
         199805         12684         12421
         199808         12782         12500
         199811         12878         12588
         199902         12964         12667
         199905         13056         12742
         199908         13146         12814
         199911         13247         12905
         200002         13353         13003
         200005         13478         13109
         200008         13603         13219
         200011         13734         13340


                                                   AVERAGE ANNUAL TOTAL RETURNS           FINAL VALUE
                                                  PERIODS ENDED NOVEMBER 30, 2000        OF A $10,000
                                              -------------------------------------        INVESTMENT
                                                   1 YEAR     5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------------
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND             3.68%       3.25%         3.22%           $13,734
AVERAGE NEW JERSEY TAX-EXEMPT MONEY MARKET FUND*    3.37        2.92          2.92             13,340
-----------------------------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
-----------------------------------------------------------------------------------------------------

14

PERFORMANCE SUMMARY
   FOR NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 NOVEMBER 30, 1990-NOVEMBER 30, 2000

--------------------------------------------------------------------------------
                               NEW JERSEY INSURED
                         LONG-TERM TAX-EXEMPT FUND           LEHMAN*
FISCAL                CAPITAL      INCOME       TOTAL          TOTAL
YEAR                   RETURN      RETURN      RETURN         RETURN
--------------------------------------------------------------------------------
1991                   2.3%         6.7%         9.0%          10.3%
1992                   4.1          6.4         10.5           10.0
1993                   6.6          5.9         12.5           11.1
1994                 -11.2          5.1         -6.1           -5.2
1995                  13.3          6.4         19.7           18.9
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            NEW JERSEY INSURED
                         LONG-TERM TAX-EXEMPT FUND           LEHMAN*
FISCAL                CAPITAL      INCOME       TOTAL          TOTAL
YEAR                   RETURN      RETURN      RETURN         RETURN
--------------------------------------------------------------------------------
1996                  -0.7%         5.4%         4.7%           5.9%
1997                   1.0          5.4          6.4            7.2
1998                   2.3          5.3          7.6            7.8
1999                  -6.2          4.9         -1.3           -1.1
2000                   2.9          5.7          8.6            8.2
--------------------------------------------------------------------------------
*Lehman Municipal Bond Index.
See Financial Highlights table on page 29 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                                            NOVEMBER 30, 1990-NOVEMBER 30, 2000

INITIAL INVESTMENT OF $10,000

     QUARTER ENDED        NEW JERSEY            AVERAGE NEW JERSEY       LEHMAN MUNICIPAL
                        INSURED LONG-TERM         MUNICIPAL FUND          BOND INDEX
                         TAX-EXEMPT FUND
------------------------------------------------------------------------------------------------------
         199011              10000                    10000                  10000
         199102              10311                    10259                  10267
         199105              10524                    10508                  10500
         199108              10734                    10781                  10757
         199111              10901                    11002                  11026
         199202              11188                    11270                  11292
         199205              11422                    11531                  11531
         199208              11886                    11972                  11958
         199211              12043                    12080                  12131
         199302              12929                    12892                  12846
         199305              13050                    12930                  12911
         199308              13544                    13467                  13417
         199311              13553                    13496                  13476
         199402              13627                    13589                  13556
         199405              13296                    13121                  13229
         199408              13505                    13282                  13441
         199411              12726                    12501                  12772
         199502              14003                    13589                  13817
         199505              14563                    14186                  14439
         199508              14633                    14234                  14633
         199511              15228                    14755                  15187
         199602              15360                    14876                  15344
         199605              15064                    14669                  15099
         199608              15350                    14896                  15400
         199611              15951                    15459                  16080
         199702              16039                    15535                  16189
         199705              16201                    15741                  16349
         199708              16614                    16115                  16824
         199711              16972                    16455                  17233
         199802              17392                    16841                  17669
         199805              17618                    17092                  17883
         199808              18008                    17407                  18279
         199811              18261                    17608                  18570
         199902              18518                    17720                  18756
         199905              18453                    17724                  18718
         199908              18057                    17211                  18371
         199911              18021                    17017                  18371
         200002              18055                    16893                  18365
         200005              18203                    17091                  18557
         200008              19316                    18020                  19615
         200011              19566                    18160                  19874



                                                  AVERAGE ANNUAL TOTAL RETURNS            FINAL VALUE
                                                 PERIODS ENDED NOVEMBER 30, 2000         OF A $10,000
                                               ------------------------------------        INVESTMENT
                                                   1 YEAR     5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------------
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND        8.57%       5.14%         6.94%           $19,566
AVERAGE NEW JERSEY MUNICIPAL FUND*                  6.72        4.24          6.15             18,160
LEHMAN MUNICIPAL BOND INDEX                         8.18        5.53          7.11             19,874
-----------------------------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

15

FINANCIAL STATEMENTS
   NOVEMBER 30, 2000

STATEMENT OF NET ASSETS
This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE        MARKET
                                                                                     MATURITY           AMOUNT        VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                                   COUPON         DATE            (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.2%)
-----------------------------------------------------------------------------------------------------------------------------
Avalon NJ BAN                                                              5.50%    5/25/2001            $  8,150    $  8,171
Burlington County NJ BAN                                                   4.65%     3/9/2001               4,545       4,551
Burlington County NJ BAN                                                   4.80%    8/10/2001               8,300       8,328
Cherry Hill Township NJ BAN                                                4.55%   10/11/2001              39,474      39,577
Cranbury Township NJ BAN                                                   4.70%    10/3/2001               4,963       4,979
Englewood NJ BAN                                                           4.80%    7/13/2001               5,353       5,368
Essex County NJ Improvement Auth. Pooled Govt. Loan VRDO                   3.65%    12/6/2000 LOC          41,100      41,100
Essex County NJ Improvement Auth. VRDO
   (County Asset Sale Project)                                             3.90%    12/6/2000 (2)          10,150      10,150
Fair Lawn NJ BAN                                                           4.50%   12/15/2000               8,564       8,565
Florham Park NJ BAN                                                        4.60%    11/2/2001               8,775       8,798
Fort Lee NJ BAN                                                            4.50%     3/1/2001               8,340       8,345
Freehold NJ BAN                                                            4.75%    11/9/2001               9,050       9,088
Freehold NJ Regional High School GO                                        5.00%     3/1/2001               2,640       2,646
Freehold NJ Regional High School TOB VRDO                                  4.02%    12/7/2000 (3) Y         9,690       9,690
Gloucester County NJ BAN                                                   4.75%    7/31/2001               5,300       5,316
Gloucester County NJ PCR VRDO

   (Mobil Oil Refining Corp. Project)                                      3.70%    12/6/2000              20,200      20,200
Mendham Township NJ School Dist. GO                                        4.85%    7/18/2001               6,791       6,812
Mercer County NJ BAN                                                       4.30%   12/14/2000              41,953      41,960
Middlesex County NJ BAN                                                    4.75%    7/24/2001              24,717      24,802
Middlesex County NJ TAN                                                    4.60%    2/22/2001              19,000      19,024
Middlesex County NJ Util. Auth. Sewer Rev.                                 6.50%    3/15/2001 (3)(Prere.)   6,300       6,467
Monmouth County NJ Improvement Auth. Rev. VRDO
   (Pooled Govt. Loan Program)                                             3.80%    12/6/2000 LOC          52,415      52,415

16

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE        MARKET
                                                                                     MATURITY           AMOUNT        VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                                   COUPON         DATE            (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------
Montgomery Township NJ BAN                                                 4.75%     2/7/2001               4,405      4,410
Moorestown Township NJ BAN                                                 5.50%     6/1/2001               9,000      9,042
Morris County NJ GO                                                       4.625%    9/15/2001               3,990      4,002
Morris Township NJ BAN                                                     4.60%    9/19/2001               5,991      6,008
New Jersey Building Auth. Rev. TOB VRDO                                    4.02%    12/7/2000 (1) Y        42,070     42,070
New Jersey Econ. Dev. Auth. CP
   (Chambers Cogeneration Limited Partnership Project)                     3.80%    12/8/2000 LOC          12,200     12,200
New Jersey Econ. Dev. Auth. CP
   (Chambers Cogeneration Limited Partnership Project)                     4.20%    12/8/2000 LOC           1,700      1,700
New Jersey Econ. Dev. Auth. CP
   (Chambers Cogeneration Limited Partnership Project)                     4.30%    3/14/2001 LOC          21,300     21,300
New Jersey Econ. Dev. Auth. CP
   (Chambers Cogeneration Limited Partnership Project)                     4.30%    3/15/2001 LOC          12,000     12,000
New Jersey Econ. Dev. Auth. CP
   (Chambers Cogeneration Limited Partnership Project)                     4.30%    4/10/2001 LOC           4,200      4,200
New Jersey Econ. Dev. Auth. Fac. Rev. CP (Logan Project)                   4.30%    3/15/2001 LOC          25,900     25,900
New Jersey Econ. Dev. Auth. Fac. Rev. CP (Logan Project)                   4.30%    4/10/2001 LOC           9,200      9,200
New Jersey Econ. Dev. Auth. PCR VRDO (Exxon Project)                       3.25%    12/4/2000              12,000     12,000
New Jersey Econ. Dev. Auth. PCR VRDO
   (Public Service Electric & Gas Co.)                                     3.80%    12/6/2000 (1)          21,420     21,420
New Jersey Econ. Dev. Auth. Rev. TOB VRDO
   (Transportation Project)                                                4.02%    12/7/2000 (4) Y         7,465      7,465
New Jersey Econ. Dev. Auth. Rev. VRDO
   (Lawrence School Project)                                               3.20%    12/4/2000 LOC          24,100     24,100
New Jersey Econ. Dev. Auth. Rev. VRDO
   (Natural Gas Fac. NUI Corp.)                                            4.15%    12/4/2000 (20)LOC      29,000     29,000
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (NJ Natural Gas Project)                                                4.15%    12/4/2000 (2) LOC       6,500      6,500
New Jersey Econ. Dev. Auth. Rev. VRDO
   (United States Golf Association)                                        4.05%    12/7/2000 LOC           3,800      3,800
New Jersey Econ. Dev. Auth. Water Fac. TOB VRDO
   (NJ American Water Co. Project)                                         4.07%    12/7/2000 (3) Y         4,850      4,850
New Jersey Econ. Dev. Auth. Water Fac. VRDO
   (Elizabethtown Water Co. Project)                                       3.85%    12/6/2000 (2) LOC      22,500     22,500
New Jersey Econ. Dev. Auth. Water Fac. VRDO
   (Elizabethtown Water Co. Project)                                       4.05%    12/6/2000 (2) LOC      12,800     12,800
New Jersey Econ. Dev. Auth. Water Fac. VRDO
   (United Water Co.)                                                      4.55%    12/4/2000 (2)             200        200
New Jersey Educ. Fac. Auth. Rev. VRDO
   (College of New Jersey)                                                 3.90%    12/7/2000 (2)          32,300     32,300
New Jersey Educ. Fac. Auth. Rev. VRDO
   (Inst. Defense Analyses)                                                4.15%    12/7/2000 (2)          13,695     13,695
New Jersey GO TOB VRDO                                                     4.00%    12/7/2000 Y            26,660     26,660
New Jersey Health Care Fac. Finance Auth. VRDO
   (Holy Name Hosp.)                                                       3.95%    12/7/2000 LOC           7,900      7,900
New Jersey Health Care Fac. Finance Auth. VRDO
   (Hosp. Capital Asset Pooled Program)                                    3.80%    12/7/2000 LOC          65,100     65,100
New Jersey Health Care Fac. Finance Auth. VRDO
   (Princeton Medical Center)                                              3.95%    12/7/2000 LOC           4,100      4,100
New Jersey Housing & Mortgage Finance Agency Rev.
   TOB VRDO                                                                4.07%    12/7/2000 (1) Y         5,700      5,700
New Jersey Sports & Exposition Auth. Rev. VRDO                             3.75%    12/7/2000 (1)           4,130      4,130
New Jersey TRAN CP                                                         4.25%     2/8/2001              10,000     10,000
New Jersey TRAN CP                                                         4.25%     3/9/2001               4,000      4,000

17

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE        MARKET
                                                                                     MATURITY           AMOUNT        VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                                   COUPON         DATE            (000)         (000)
-----------------------------------------------------------------------------------------------------------------------------
New Jersey TRAN CP                                                         4.30%     3/7/2001            $  2,000   $  2,000
New Jersey TRAN CP                                                         4.30%    3/15/2001              15,000     15,000
New Jersey TRAN CP                                                         4.40%    4/10/2001              10,000     10,000
New Jersey Transp. Corp. TOB VRDO                                          4.02%    12/7/2000 Y             4,995      4,995
New Jersey Transp. Trust Fund Auth. Rev.                                   4.25%    6/15/2001              10,255     10,252
New Jersey Transp. Trust Fund Auth. Rev.                                   5.00%    6/15/2001               3,000      3,010
New Jersey Transp. Trust Fund Auth. Rev.                                   5.25%    6/15/2001               2,970      2,984
New Jersey Transp. Trust Fund Auth. TOB VRDO                               4.02%    12/7/2000 (1) Y        47,865     47,865
New Jersey Turnpike Auth. Rev. TOB VRDO                                    4.05%    12/7/2000 (1) Y        29,340     29,340
New Jersey Turnpike Auth. Rev. TOB VRDO                                    4.02%    12/6/2000 (1) Y         4,995      4,995
New Jersey Turnpike Auth. Rev. VRDO                                        3.95%    12/6/2000 (3) LOC     147,950    147,950
Parsippany-Troy Hills Township NJ BAN                                      4.35%    12/8/2000               7,000      7,001
Port Auth. of New York & New Jersey CP                                     4.15%    12/8/2000 LOC          16,900     16,900
Port Auth. of New York & New Jersey CP                                     4.15%   12/11/2000 LOC          16,225     16,225
Port Auth. of New York & New Jersey CP                                     4.15%12    12/2000 LOC          21,440     21,440
Port Auth. of New York & New Jersey CP                                     4.35%    3/16/2001 LOC           3,780      3,780
Port Auth. of New York & New Jersey CP                                     4.35%     4/9/2001 LOC           6,300      6,300
Princeton Township NJ BAN                                                  4.25%   12/15/2000               5,700      5,701
Princeton Univ. NJ CP                                                      3.90%    12/8/2000              14,400     14,400
Princeton Univ. NJ CP                                                      3.90%   12/12/2000              20,500     20,500
Princeton Univ. NJ CP                                                      3.95%    12/8/2000               2,000      2,000
Saddle Brook Township NJ BAN                                               4.75%     2/8/2001               3,454      3,458
Salem County NJ PCR Finance Auth. CP (PECO Project)                        4.50%   12/15/2000 LOC          19,000     19,000
Salem County NJ PCR VRDO (Atlantic City Electric Co.)                      3.75%    12/6/2000 (1) LOC       5,900      5,900
Salem County NJ PCR VRDO (Public Service Electric & Gas)                   4.10%    12/6/2000 (1) LOC       1,400      1,400
Scotch Plains Township NJ BAN                                              4.95%     6/8/2001               5,250      5,259
Secaucus NJ School Dist.                                                   4.90%    6/27/2001               6,546      6,564
Somerset County NJ Ind. PCR Finance Auth. VRDO
   (American Cyanamid Co. Project)                                         3.95%    12/6/2000              11,500     11,500
Union County NJ BAN                                                        4.45%    2/23/2001              20,000     20,012
Union County NJ BAN                                                        4.50%    2/23/2001              20,000     20,013
Union County NJ PCR VRDO (Exxon Project)                                   3.10%    12/4/2000              27,300     27,300
Union County NJ PCR VRDO (Exxon Project)                                   3.40%    12/4/2000              21,200     21,200
Vineland NJ BAN                                                            5.50%    1/19/2001              18,500     18,516
West Windsor Township NJ BAN                                               4.75%   10/25/2001              11,480     11,527
OUTSIDE NEW JERSEY:
Puerto Rico Govt. Dev. Bank VRDO                                           3.85%    12/6/2000 (1)             700        700
Puerto Rico Highway & Transp. Auth. TOB VRDO                               3.82%    12/7/2000 (1) Y         7,740      7,740
Puerto Rico Highway & Transp. Auth. TOB VRDO                               3.82%    12/7/2000 (4) Y         5,305      5,305
Puerto Rico Highway & Transp. Auth. VRDO                                   3.60%    12/6/2000 (2)           5,800      5,800
Puerto Rico Ind. Medical & Environmental Fac. Finance Auth.
   PCR PUT (Abbott Laboratories Project)                                   4.00%     3/1/2001 Y             8,750      8,750
Puerto Rico Infrastructure Finance Auth.
   Special Tax Rev. TOB VRDO                                               3.82%    12/7/2000 Y             6,515      6,515
-----------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,415,701)                                                                                               1,415,701
----------------------------------------------------------------------------------------------------------------------------

18

-----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
                                                                                                          VALUE*

NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                                                                    (000)
-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
-----------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                    $ 22,704
Liabilities                                                                                              (11,055)
                                                                                                       ----------
                                                                                                          11,649

-----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------
Applicable to 1,427,345,841 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                          $1,427,350
=================================================================================================================

NET ASSET VALUE PER SHARE                                                                                  $1.00
=================================================================================================================
*See Note A in Notes to Financial Statements.
Y Securities exempt from  registration  under Rule 144A of the Securities Act of
1933.  These  securities may be sold in transactions  exempt from  registration, normally to qualified  institutional buyers. At November 30, 2000, the aggregate value of these securities was  $211,940,000,  representing  14.9% of net assets.
For key to abbreviations and other references, see page 25.

-----------------------------------------------------------------------------------------------
AT NOVEMBER 30, 2000, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------

                                                                          AMOUNT          PER
                                                                           (000)        SHARE
-----------------------------------------------------------------------------------------------
Paid-in Capital                                                      $ 1,427,362        $1.00
Undistributed Net Investment Income                                           --           --
Accumulated Net Realized Losses                                              (12)          --
Unrealized Appreciation                                                       --           --
-----------------------------------------------------------------------------------------------
NET ASSETS                                                            $1,427,350        $1.00
-----------------------------------------------------------------------------------------------

19

---------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE      MARKET
                                                                                     MATURITY           AMOUNT      VALUE*
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND                              COUPON         DATE            (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.9%)
---------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (85.2%)
Atlantic City NJ Board of Educ. GO                                         6.00% 12/1/2012(4)            4,600       5,068
Atlantic City NJ Board of Educ. GO                                         6.10% 12/1/2015(4)            2,000       2,217
Atlantic County NJ COP                                                     6.00%  3/1/2014(3)            3,685       4,027
Atlantic County NJ COP                                                     6.00%  3/1/2015(3)            1,480       1,615
Atlantic County NJ COP                                                     7.40%  3/1/2010(3)            1,755       2,096
Atlantic County NJ COP                                                     7.40%  3/1/2011(3)            4,025       4,850
Atlantic County NJ Util. Auth. Sewer Rev.                                  5.85% 1/15/2015(2)            3,000       3,098
Bergen County NJ Util. Auth. Water PCR                                     5.50% 6/15/2002(3)(Prere.)    5,000       5,083
Camden County NJ Improvement Auth. Lease Rev.                             5.375%  9/1/2019(4)              850         852
Camden County NJ Improvement Auth. Lease Rev.                              5.50%  9/1/2015(4)            1,470       1,507
Camden County NJ Muni. Util. Auth. Sewer Rev.                              0.00%  9/1/2004(3)            8,345       7,005
Camden County NJ Muni. Util. Auth. Sewer Rev.                              0.00%  9/1/2005(3)           18,545      14,830
Camden County NJ Muni. Util. Auth. Sewer Rev.                              0.00%  9/1/2006(3)           18,545      14,116
Cape May County NJ Muni. Util. Auth. Rev.                                  5.75%  1/1/2016(1)           14,675      14,984
Cape May County NJ PCR (Atlantic City Electric)                            6.80%  3/1/2021(1)           15,400      18,233
Cherry Hill Township NJ School Dist. GO                                    4.70% 2/15/2013(4)            1,125       1,083
Delaware River & Bay Auth. New Jersey & Delaware Rev.                      5.75%  1/1/2029(2)            5,000       5,153
Delaware River & Bay Auth. New Jersey & Delaware Rev. VRDO                 3.95% 12/7/2000(2)            5,200       5,200
Delaware River Port Auth. Pennsylvania & New Jersey Rev.                   5.40%  1/1/2013(3)            6,750       6,909
Delaware River Port Auth. Pennsylvania & New Jersey Rev.                   5.50%  1/1/2026(3)           22,885      22,964
Delaware River Port Auth. Pennsylvania & New Jersey Rev.
 (Port Dist. Project)                                                     5.625%  1/1/2026(4)            5,000       5,065
Delaware River Port Auth. Pennsylvania & New Jersey Rev.
 (Port Dist. Project)                                                      5.75%  1/1/2022(4)           10,000      10,306
Elizabeth City NJ GO                                                       6.60%  8/1/2001(1)(Prere.)    8,525       8,816
Elizabeth City NJ GO                                                       6.60%  8/1/2006(1)(Prere.)      225         232
Essex County NJ Correctional Fac. Lease Rev.                               5.75% 10/1/2014(3)            3,390       3,583
Essex County NJ Correctional Fac. Lease Rev.                               5.75% 10/1/2015(3)            5,090       5,351
Essex County NJ Correctional Fac. Lease Rev.                               5.75% 10/1/2030(3)            2,650       2,726
Essex County NJ Improvement Auth. Lease Rev.                               5.50% 12/1/2008(2)            2,560       2,663
Essex County NJ Improvement Auth. Lease Rev.                               5.50% 12/1/2013(2)            5,150       5,270
Essex County NJ Util. Auth. Solid Waste Rev.                               0.00%  4/1/2010(4)            1,000         632
Essex County NJ Util. Auth. Solid Waste Rev.                              4.875%  4/1/2018(4)            4,000       3,792
Essex County NJ Util. Auth. Solid Waste Rev.                               5.00%  4/1/2022(4)            3,500       3,319
Essex County NJ Util. Auth. Solid Waste Rev.                               5.60%  4/1/2006(4)(Prere.)    2,200       2,342
Evesham NJ Muni. Util. Auth. Rev.                                          7.00%  7/1/2015(1)              450         451
Gloucester Township NJ GO                                                  5.75% 7/15/2010(2)            2,880       3,114
Gloucester Township NJ Muni. Util. Auth. Rev.                              5.65%  3/1/2018(2)            2,755       2,890
Hamilton Township NJ Muni. Util. Auth. Rev.                                6.00% 8/15/2002(3)(Prere.)    1,000       1,045
Higher Educ. Assistance Auth. of New Jersey Student Loan Rev.              6.00%  6/1/2013(1)            3,000       3,158
Higher Educ. Assistance Auth. of New Jersey Student Loan Rev.              6.00%  6/1/2015(1)            5,575       5,836
Higher Educ. Assistance Auth. of New Jersey Student Loan Rev.              6.10%  6/1/2016(1)            3,000       3,156
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                           0.00%  8/1/2003(1)            3,800       3,359
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                           0.00%  8/1/2004(1)            3,750       3,160
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                           0.00%  8/1/2006(1)            2,000       1,528
Honoken-Union City-Weehawken NJ Sewer Auth. Rev.                           0.00%  8/1/2005(1)            3,805       3,055
Hoboken-Union City-Weehawken NJ Sewer Auth. Rev.                           6.25%  8/1/2013(1)            9,590      10,781
Hudson County NJ Correctional Fac. COP                                     6.50% 12/1/2011(1)            9,000       9,350
Hudson County NJ GO                                                        6.55%  7/1/2007(3)            1,300       1,436
Hudson County NJ GO                                                        6.55%  7/1/2009(3)              635         714
Irvington Township NJ GO                                                   0.00%  8/1/2007(1)            1,000         728

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                                                                                                          FACE      MARKET
                                                                                     MATURITY           AMOUNT      VALUE*
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND                              COUPON         DATE            (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Irvington Township NJ GO                                                   0.00%  8/1/2009(1)          $ 2,580     $ 1,696
Irvington Township NJ GO                                                   0.00%  8/1/2010(1)            2,080       1,296
Lenape NJ Regional High School Dist. GO                                    5.00%  4/1/2011(3)            1,625       1,643
Lenape NJ Regional High School Dist. GO                                    5.00%  4/1/2019(3)            3,000       2,892
Lenape NJ Regional High School Dist. GO                                    5.00%  4/1/2021(3)            2,500       2,392
Lenape NJ Regional High School Dist. GO                                    5.00%  4/1/2022(3)            4,000       3,813
Lenape NJ Regional High School Dist. GO                                    5.00%  4/1/2023(3)            4,000       3,803
Marlboro Township Board of Educ. GO                                        5.25% 7/15/2013(4)            2,625       2,672
Marlboro Township Board of Educ. GO                                        5.25% 7/15/2014(4)            2,790       2,827
Marlboro Township Board of Educ. GO                                        5.25% 7/15/2018(4)            2,850       2,840
Middlesex County NJ Import Auth. Util. Systems Rev.
 (Perth Amboy Project)                                                     0.00%  9/1/2015(2)            2,000         909
Middlesex County NJ Import Auth. Util. Systems Rev.
 (Perth Amboy Project)                                                     0.00%  9/1/2016(2)            3,000       1,283
Middlesex County NJ Import Auth. Util. Systems Rev.
 (Perth Amboy Project)                                                     0.00%  9/1/2018(2)            4,550       1,716
Middlesex County NJ Util. Auth. Sewer Rev.                                5.125% 12/1/2016(3)            3,050       3,022
Middlesex County NJ Util. Auth. Sewer Rev.                                 5.25% 3/15/2010(2)            1,740       1,789
Middlesex County NJ Util. Auth. Sewer Rev.                                5.375% 9/15/2015(2)            3,775       3,816
Monmouth County NJ Improvement Auth. Rev.
 (Howell Township Board of Educ.)                                          5.80% 7/15/2017(2)            1,180       1,223
Mount Laurel Township NJ Muni. Auth. Util. System Rev.                     6.00%  7/1/2004(1)(Prere.)    2,580       2,708
Mount Laurel Township NJ Muni. Auth. Util. System Rev.                     6.00%  7/1/2015(1)            1,670       1,733
New Brunswick NJ Housing & Urban Dev. Rev.                                 5.75%  7/1/2002(1)(Prere.)   13,200      13,716
New Brunswick NJ Housing & Urban Dev. Rev.                                 5.75%  7/1/2024(1)              440         446
New Brunswick NJ Housing & Urban Dev. Rev.                                 6.00%  7/1/2012(1)              195         202
New Jersey Econ. Dev. Auth. Lease Rev.
 (Bergen County Administration Complex)                                    5.50%11/15/2012(1)            4,375       4,545
New Jersey Econ. Dev. Auth. Lease Rev.
 (Bergen County Administration Complex)                                   5.625%11/15/2014(1)            4,870       5,056
New Jersey Econ. Dev. Auth. Lease Rev.
 (Bergen County Administration Complex)                                    5.75%11/15/2016(1)            5,440       5,662
New Jersey Econ. Dev. Auth. Lease Rev.
 (Bergen County Administration Complex)                                    5.75%11/15/2018(1)            6,080       6,280
New Jersey Econ. Dev. Auth. Market Transition Fac. Rev.                    5.80%  7/1/2007(1)            1,000       1,055
New Jersey Econ. Dev. Auth. Market Transition Fac. Rev.                    5.80%  7/1/2009(1)            7,250       7,628
New Jersey Econ. Dev. Auth. Market Transition Fac. Rev.                   5.875%  7/1/2011(1)           23,175      24,347
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
 (NJ Natural Gas Project)                                                  3.95% 12/6/2000(2) LOC        3,200       3,200
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
 (NJ Natural Gas Project)                                                  4.15% 12/4/2000(2) LOC          900         900
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
 (NJ Natural Gas Project)                                                  4.15% 12/4/2000(2)              900         900
New Jersey Econ. Dev. Auth. Rev. (Hillcrest Health Service)                0.00%  1/1/2012(2)            2,500       1,418
New Jersey Econ. Dev. Auth. Rev. (Hillcrest Health Service)                0.00%  1/1/2013(2)            3,000       1,602
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)                    0.00%  7/1/2008(1)            2,305       1,599
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)                    0.00%  7/1/2011(1)            4,650       2,734
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)                    0.00%  7/1/2012(1)            4,550       2,516
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)                    0.00%  7/1/2013(1)            4,500       2,341
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)                    0.00%  7/1/2014(1)            4,210       2,060
New Jersey Econ. Dev. Auth. Rev. (Transportation Project)                  5.25%  5/1/2017(4)            4,500       4,490
New Jersey Econ. Dev. Trans. Project
 (NJ Transit Corp. Light Rail Transit System Project)                     5.875%  5/1/2015(4)            3,465       3,647

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                                                                                                          FACE      MARKET
                                                                                     MATURITY           AMOUNT      VALUE*
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND                              COUPON         DATE            (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
New Jersey Econ. Dev. Auth. Water Fac. VRDO
 (Elizabethtown Water Co. Project)                                         4.05% 12/6/2000(2) LOC      $   800     $   800
New Jersey Educ. Fac. Auth. Rev.                                           5.00%  9/1/2019(4)            2,715       2,612
New Jersey Educ. Fac. Auth. Rev.                                           5.75%  9/1/2016(4)            8,425       8,815
New Jersey Educ. Fac. Auth. Rev. (Drew Univ.)                              5.00%  7/1/2017(1)            1,650       1,601
New Jersey Educ. Fac. Auth. Rev. (Higher Educ. Technology)                5.875%  9/1/2007(2)            5,890       6,325
New Jersey Educ. Fac. Auth. Rev. (Higher Educ. Technology)                5.875%  9/1/2008(2)            6,165       6,660
New Jersey Educ. Fac. Auth. Rev. (Kean College)                            6.60%  7/1/2001(1)(Prere.)    3,700       3,820
New Jersey Educ. Fac. Auth. Rev. (NJ Institute of Technology)              6.00%  7/1/2024(1)            1,500       1,552
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)                         5.625%  7/1/2019(1)            2,105       2,153
New Jersey Educ. Fac. Auth. Rev. (Rider College)                           6.20%  7/1/2017(2)            4,000       4,141
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)                             5.25%  7/1/2024(3)           11,210      10,928
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)                        5.25%  7/1/2010(2)            1,500       1,561
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)                        5.25%  7/1/2012(2)            1,275       1,307
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)                        5.60%  7/1/2016(1)            1,000       1,025
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)                       5.625%  7/1/2019(1)            3,625       3,686
New Jersey Educ. Fac. Auth. Rev. (Trenton State College)                   6.00%  7/1/2012(2)            3,005       3,119
New Jersey Educ. Fac. Auth. Rev. (William Patterson)                       5.20%  7/1/2015(3)              755         758
New Jersey Educ. Fac. Auth. Rev. (William Patterson)                       5.25%  7/1/2016(3)              805         808
New Jersey Educ. Fac. Auth. Rev. (William Patterson)                       5.30%  7/1/2017(3)              250         251
New Jersey Educ. Fac. Auth. Rev. (William Patterson)                      5.375%  7/1/2018(3)              905         910
New Jersey Educ. Fac. Auth. Rev. (William Patterson)                      5.375%  7/1/2019(3)              360         361
New Jersey Health Care Fac. Finance Auth. Rev.
 (Burdette Tomlin Memorial Hosp.)                                          6.50%  7/1/2001(3)(Prere.)    1,285       1,326
New Jersey Health Care Fac. Finance Auth. Rev.
 (Burdette Tomlin Memorial Hosp.)                                          6.50%  7/1/2012(3)              215         221
New Jersey Health Care Fac. Finance Auth. Rev.
 (Community Medical Center/Kimball Medical Center/
   Kensington Manor Care Center)                                           5.00%  7/1/2010(4)            4,695       4,754
New Jersey Health Care Fac. Finance Auth. Rev.
 (Community Medical Center/Kimball Medical Center/
   Kensington Manor Care Center)                                           5.25%  7/1/2009(4)            5,500       5,684
New Jersey Health Care Fac. Finance Auth. Rev.
 (Community Medical Center/Kimball Medical Center/
  Kensington Manor Care Center)                                            5.25%  7/1/2012(4)            1,500       1,524
New Jersey Health Care Fac. Finance Auth. Rev.
 (Hackensack Univ. Medical Center)                                         5.00%  1/1/2028(1)           21,860      20,184
New Jersey Health Care Fac. Finance Auth. Rev.
 (Hackensack Univ. Medical Center)                                        5.375%  1/1/2013(1)            2,355       2,397
New Jersey Health Care Fac. Finance Auth. Rev.
 (Hackensack Univ. Medical Center)                                        5.375%  1/1/2014(1)            2,965       3,005
New Jersey Health Care Fac. Finance Auth. Rev.
 (Holy Name Hosp.)                                                         5.25%  7/1/2020(2)            4,100       4,002
New Jersey Health Care Fac. Finance Auth. Rev.
 (Jersey Shore Medical Center)                                             6.20%  7/1/2004(2)(Prere.)    3,540       3,792
New Jersey Health Care Fac. Finance Auth. Rev.
 (Jersey Shore Medical Center)                                             6.20%  7/1/2013(2)            1,345       1,425
New Jersey Health Care Fac. Finance Auth. Rev.
 (Jersey Shore Medical Center)                                             6.20%  7/1/2014(2)            1,320       1,398
New Jersey Health Care Fac. Finance Auth. Rev.
 (Jersey Shore Medical Center)                                             6.25%  7/1/2004(2)(Prere.)    1,140       1,223
New Jersey Health Care Fac. Finance Auth. Rev.
 (Jersey Shore Medical Center)                                             6.25%  7/1/2016(2)              860         912

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
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                                                                                                          FACE      MARKET
                                                                                     MATURITY           AMOUNT      VALUE*
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND                              COUPON         DATE            (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
New Jersey Health Care Fac. Finance Auth. Rev.
 (Mercer Medical Center)                                                   6.50%  7/1/2010(1)          $ 6,000     $ 6,184
New Jersey Health Care Fac. Finance Auth. Rev.
 (Meridian Health System Obligated Group)                                  5.25%  7/1/2029(4)           13,450      12,893
New Jersey Health Care Fac. Finance Auth. Rev.
 (Meridian Health System Obligated Group)                                 5.625%  7/1/2013(4)            7,355       7,667
New Jersey Health Care Fac. Finance Auth. Rev.
 (Mountainside Hosp.)                                                      5.35%  7/1/2007(1)            3,215       3,303
New Jersey Health Care Fac. Finance Auth. Rev.
 (Newark Beth Israel Medical Center)                                       6.00%  7/1/2004(4)            8,500       9,048
New Jersey Health Care Fac. Finance Auth. Rev.
 (Riverside Medical Center)                                                6.25%  7/1/2010(2)            2,935       3,271
New Jersey Health Care Fac. Finance Auth. Rev.
 (Society of the Valley Hosp.)                                            6.625%  7/1/2010(1)            2,750       2,782
New Jersey Health Care Fac. Finance Auth. Rev.
 (St. Barnabas Health Care)                                                0.00%  7/1/2021(1)            3,000         949
New Jersey Health Care Fac. Finance Auth. Rev.
 (St. Barnabas Health Care)                                                4.75%  7/1/2028(1)           14,000      12,302
New Jersey Health Care Fac. Finance Auth. Rev.
 (St. Barnabas Health Care)                                                5.00%  7/1/2024(1)            5,500       5,110
New Jersey Health Care Fac. Finance Auth. Rev.
 (St. Barnabas Health Care)                                                5.25%  7/1/2013(1)            3,000       3,032
New Jersey Health Care Fac. Finance Auth. Rev.
 (St. Barnabas Health Care)                                                5.25%  7/1/2016(1)            3,300       3,282
New Jersey Health Care Fac. Finance Auth. Rev.
 (St. Clares Riverside Medical Center)                                     5.75%  7/1/2014(1)            8,500       8,757
New Jersey Health Care Fac. Finance Auth. Rev. (Virtua Health)             5.25%  7/1/2014(4)           11,000      11,068
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.                 4.95%  6/1/2010(2)            6,325       6,292
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.                 5.05%  6/1/2011(2)            5,100       5,071
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.                 5.05%  6/1/2012(1)            1,000       1,001
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.                 5.10%  6/1/2013(1)            2,255       2,251
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.                5.125%  6/1/2014(1)            1,300       1,291
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.                 5.15%  6/1/2012(2)            5,250       5,218
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.                 5.20%  6/1/2013(2)            8,240       8,165
New Jersey Higher Educ. Assistance Auth. Student Loan Rev.                 5.25%  6/1/2018(1)              705         692
New Jersey Highway Auth. Rev. (Garden State Parkway)                       5.60%  1/1/2017(3)            7,535       7,771
New Jersey Housing & Mortgage Finance Agency Rev.
 (Home Buyer)                                                              5.40% 10/1/2020(1)            2,120       2,108
New Jersey Housing & Mortgage Finance Agency Rev.
 (Multi-Family)                                                            5.70%  5/1/2020(4)            5,000       5,070
New Jersey Sports & Exposition Auth. Rev.                                  5.50%  3/1/2017(1)            5,755       5,962
New Jersey Sports & Exposition Auth. Rev. VRDO                             3.75% 12/7/2000(1)            2,775       2,775
New Jersey Transit Corp. Certificate Federal
 Transp. Administration                                                    5.75% 9/15/2014(2)            2,000       2,102
New Jersey Transit Corp. Certificate Federal
 Transp. Administration                                                    6.00% 9/15/2013(2)           10,000      10,748
New Jersey Transit Corp. COP                                               5.50% 9/15/2012(2)           20,000      21,082
New Jersey Transp. Trust Fund Auth. Rev.                                   5.50% 6/15/2013(1)            3,000       3,078
New Jersey Transp. Trust Fund Auth. Rev.                                   6.00% 6/15/2011(1)           31,280      33,732
New Jersey Turnpike Auth. Rev.                                            5.375%  1/1/2020(1)            3,500       3,506
New Jersey Turnpike Auth. Rev.                                             5.75%  1/1/2016(1)            2,285       2,385
New Jersey Turnpike Auth. Rev.                                             5.75%  1/1/2017(1)           10,000      10,394
New Jersey Turnpike Auth. Rev.                                             6.50%  1/1/2013(1)           20,000      22,715
New Jersey Turnpike Auth. Rev. VRDO                                        3.95% 12/6/2000(3) LOC          300         300

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
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                                                                                                          FACE      MARKET
                                                                                     MATURITY           AMOUNT      VALUE*
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND                              COUPON         DATE            (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
New Jersey Water Supply Auth. Delaware &
 Raritan Water System Rev.                                                5.375% 11/1/2010(1)          $ 2,230     $ 2,306
New Jersey Water Supply Auth. Delaware &
 Raritan Water System Rev.                                                5.375% 11/1/2011(1)            2,345       2,408
New Jersey Water Supply Auth. Delaware &
 Raritan Water System Rev.                                                5.375% 11/1/2013(1)            2,600       2,636
Newark NJ GO                                                               5.50% 10/1/2008(2)            1,660       1,751
North Bergen Township NJ GO                                                8.00% 8/15/2006(4)            1,885       2,204
North Brunswick Township NJ Board of Educ. GO                              5.50%  2/1/2008(3)            1,915       2,017
North Hudson NJ Sewer Auth. Rev.                                          5.125%  8/1/2008(3)            2,000       2,061
North Hudson NJ Sewer Auth. Rev.                                          5.125%  8/1/2022(3)            4,000       3,860
North Hudson NJ Sewer Auth. Rev.                                           5.25%  8/1/2016(3)           14,360      14,377
North Jersey Water Dist. Rev. (Wanaque South Project)                      6.00%  7/1/2012(1)           10,125      10,583
Ocean County NJ Util. Auth. Waste Water Rev.                               5.00%  1/1/2014(3)            1,250       1,237
Ocean County NJ Util. Auth. Waste Water Rev.                               6.60%  1/1/2018(3)            4,000       4,046
Ocean County NJ Util. Auth. Waste Water Rev.                               6.60%  1/1/2018(3)(ETM)       2,500       2,836
Old Bridge Township NJ Muni. Util. Auth. Rev.                              6.25% 11/1/2016(3)            1,400       1,465
Old Bridge Township NJ Muni. Util. Auth. Rev.                              6.40% 11/1/2009(3)            3,000       3,158
Passaic Valley NJ Sewer Comm. Rev.                                         5.75% 12/1/2008(2)            4,450       4,622
Passaic Valley NJ Sewer Comm. Rev.                                         5.75% 12/1/2013(2)            4,000       4,115
Plainfield NJ Board of Educ. GO                                            5.00%  8/1/2020(4)            4,620       4,429
Plainfield NJ GO                                                           6.25% 7/15/2007(2)            6,930       7,240
Port Auth. of New York & New Jersey Rev.                                  5.125%10/15/2030(1)           15,000      14,263
Port Auth. of New York & New Jersey Rev.                                  5.125%11/15/2012(3)            2,500       2,516
Port Auth. of New York & New Jersey Rev.                                  5.125%11/15/2013(3)            5,735       5,737
Port Auth. of New York & New Jersey Rev.                                  5.125%11/15/2014(3)            6,025       5,980
Port Auth. of New York & New Jersey Rev.                                   5.20% 7/15/2021(2)            3,250       3,177
Port Auth. of New York & New Jersey Rev.                                  5.875% 9/15/2015(3)           10,000      10,412
Rutgers State Univ. NJ Rev.                                                5.00%  5/1/2023(3)            3,000       2,841
Salem County NJ PCR VRDO (Atlantic City Electric Co.)                      3.85% 12/6/2000(1) LOC        3,000       3,000
South Brunswick Township NJ Board of Educ. GO                              5.25%  8/1/2020(3)            1,785       1,763
South Brunswick Township NJ Board of Educ. GO                              5.25%  8/1/2022(3)            3,000       2,943
South Brunswick Township NJ Board of Educ. GO                              6.40%  8/1/2005(3)(Prere.)    2,205       2,378
South Jersey Transp. Auth. NJ Transp. System Rev.                          5.00% 11/1/2029(2)           13,850      12,928
South Jersey Transp. Auth. NJ Transp. System Rev.                          5.25% 11/1/2013(2)            4,000       4,083
South Jersey Transp. Auth. NJ Transp. System Rev.                          5.25% 11/1/2014(2)            4,125       4,187
South Jersey Transp. Auth. NJ Transp. System Rev.                          5.90% 11/1/2006(1)            1,470       1,533
South Jersey Transp. Auth. NJ Transp. System Rev.                          5.90% 11/1/2007(1)            1,090       1,136
South Jersey Transp. Auth. NJ Transp. System Rev.                          6.00% 11/1/2002(1)(Prere.)    3,005       3,148
South Jersey Transp. Auth. NJ Transp. System Rev.                          6.00% 11/1/2012(1)            2,245       2,338
Stafford NJ Muni. Util. Auth. Water & Sewer Rev.                           5.50%  6/1/2011(3)            3,100       3,285
Sussex County NJ Muni. Util. Auth. Solid Waste Rev.                        5.75% 12/1/2009(1)           19,820      20,557
Sussex County NJ Muni. Util. Auth. Waste Water Rev.                        5.25% 12/1/2008(1)              850         872
Union County NJ Improvement Auth. Rev.
 (Plainfield Board of Educ.)                                               5.80%  8/1/2007(3)(Prere.)    4,000       4,302
Union County NJ Util. Auth. Ogden Martin Rev.                              5.25%  6/1/2006(2)            5,375       5,522
Union County NJ Util. Auth. Ogden Martin Rev.                             5.375%  6/1/2011(2)            8,375       8,636
Union County NJ Util. Auth. Ogden Martin Rev.                             5.375%  6/1/2012(2)            8,995       9,207
Union County NJ Util. Auth. Ogden Martin Rev.                             5.375%  6/1/2013(2)            9,445       9,610
Vernon Township NJ School Dist.                                            5.25% 12/1/2014(3)            1,200       1,216
Vernon Township NJ School Dist.                                            5.30% 12/1/2015(3)            1,200       1,214
Vernon Township NJ School Dist.                                           5.375% 12/1/2016(3)            1,200       1,217
Vernon Township NJ School Dist.                                           5.375% 12/1/2017(3)            1,200       1,212
Vernon Township NJ School Dist.                                           5.375% 12/1/2018(3)            1,200       1,207

24

----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE       MARKET
                                                                                     MATURITY           AMOUNT       VALUE*
NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND                              COUPON         DATE            (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
West Orange NJ Board of Educ. COP                                         5.625% 10/1/2019(1)          $ 2,500      $ 2,558
West Orange NJ Board of Educ. COP                                         5.625% 10/1/2029(1)            2,000        2,023
West Orange NJ Board of Educ. COP                                          6.00% 10/1/2024(1)            1,000        1,057

OUTSIDE NEW JERSEY:
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev.                5.125% 11/1/2011(2)            3,400        3,512
Puerto Rico Electric Power Auth. Rev.                                      5.25%  7/1/2017(1)            3,200        3,246
Puerto Rico GO                                                             5.00%  7/1/2018(1)           11,500       11,333
Puerto Rico GO                                                             5.00%  7/1/2024(1)            2,910        2,778
Puerto Rico Govt. Dev. Bank VRDO                                           3.85% 12/6/2000(1)           11,400       11,400
Puerto Rico Highway & Transp. Auth. VRDO                                   3.60% 12/6/2000(2)            1,100        1,100
Puerto Rico Infrastructure Finance Auth. Special Tax Rev.                  5.00%  7/1/2021(2)            8,000        7,701
Puerto Rico Infrastrusture Finance Auth. Special Tax Rev.                  5.00%  7/1/2028(2)           12,600       11,924
Puerto Rico Muni. Finance Agency                                           5.50%  8/1/2019(4)            2,000        2,055
Puerto Rico Public Building Auth. Rev.                                     0.00%  7/1/2002(3)            4,000        3,736
                                                                                                                -------------
                                                                                                                  1,051,756
                                                                                                                -------------
SECONDARY MARKET INSURED (7.9%)
Atlantic County NJ Util. Auth. Sewer Rev.                                 6.875%  1/1/2012(2)(ETM)       3,000        3,310
New Jersey Building Auth. Rev.                                             5.00% 6/15/2012(4)           10,000       10,055
New Jersey Highway Auth. Rev. (Garden State Parkway)                       6.00%  1/1/2002(2)(Prere.)      470          478
New Jersey Highway Auth. Rev. (Garden State Parkway)                       6.00%  1/1/2016(2)            4,530        4,572
New Jersey Highway Auth. Rev. (Garden State Parkway)                       6.20%  1/1/2010(2)           20,000       22,119
New Jersey Sports & Exposition Auth. Rev.                                  6.50%  3/1/2013(1)           10,000       11,238
New Jersey Turnpike Auth. Rev.                                             6.50%  1/1/2016(1)           23,270       26,493
Port Auth. of New York & New Jersey Rev.                                  5.375% 7/15/2022(3)           15,000       14,952
Univ. of Medicine & Dentistry New Jersey Rev.                              6.50% 12/1/2012(1)            4,000        4,591
                                                                                                                 -------------
                                                                                                                     97,808
                                                                                                                 -------------
NONINSURED (5.8%)
Burlington County NJ Bridge Comm. Rev.                                     5.30%    10/1/2013            9,500         9,598
Cherry Hill Township NJ GO                                                 6.30%     6/1/2002(Prere.)    2,635         2,756
Cherry Hill Township NJ GO                                                 6.30%     6/1/2012            1,110         1,156
Mercer County NJ Improvement Auth. Library System Rev.                     6.00%    12/1/2003(Prere.)    1,000         1,060
Mercer County NJ Improvement Auth. Solid Waste Rev.                       5.375%    9/15/2012           11,120        11,453
Mercer County NJ Improvement Auth. Special Services
 School Dist. Rev.                                                         5.75%   12/15/2008            1,165         1,249
Mercer County NJ Improvement Auth. Special Services
 School Dist. Rev.                                                         5.95%   12/15/2012            4,895         5,371
Monmouth County NJ Improvement Auth. Rev.
 (Correctional Fac.)                                                       6.40%     8/1/2001(Prere.)    1,850         1,911
Monmouth County NJ Improvement Auth. VRDO
 (Pooled Govt. Loan Program)                                               3.80%    12/6/2000LOC           700           700
New Jersey Econ. Dev. Auth. Rev. VRDO
 (Hoffman-La Roche Project)                                                4.20%    12/4/2000LOC         6,100         6,100
New Jersey Econ. Dev. Auth. Rev. VRDO (Russell Berrie)                     4.00%    12/6/2000LOC         7,000         7,000
New Jersey Environmental Infrastructure Trust
 Waste Water Treatment                                                     5.00%     9/1/2017            1,525         1,475
New Jersey Transp. Trust Fund Auth. Rev.                                   5.75%    6/15/2020            5,000         5,278
New Jersey Transp. Trust Fund Auth. Rev.                                   6.00%    6/15/2019            5,000         5,294
Ocean County NJ Util. Auth. Waste Water Rev.                               6.30%     1/1/2005(Prere.)    2,215         2,376
Ocean County NJ Util. Auth. Waste Water Rev.                               6.35%     1/1/2005(Prere.)    4,875         5,239
Rutgers State Univ. NJ GO                                                  6.40%     5/1/2013            3,000         3,369
                                                                                                               -------------
                                                                                                                      71,385
                                                                                                               -------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $1,181,231)                                                                                                 1,220,949
-----------------------------------------------------------------------------------------------------------------------------

25

------------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
                                                                                                                 VALUE*
                                                                                                                  (000)
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                             22,923
Liabilities                                                                                                      (9,019)
                                                                                                           -------------
                                                                                                                 13,904
                                                                                                           -------------
------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------
Applicable to 107,186,226 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)                                                                                    $1,234,853
========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                        $11.52
========================================================================================================================
*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see below.


------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------
                                                                                                  AMOUNT             PER
                                                                                                   (000)           SHARE
------------------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                              $ 1,196,858          $11.17
Undistributed Net Investment Income                                                                   --              --
Accumulated Net Realized Losses--Note E                                                           (1,723)           (.02)
Unrealized Appreciation--Note F                                                                   39,718             .37
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                    $1,234,853          $11.52
=========================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TAN--Tax Anticipation Note.
TRAN--Tax Revenue Anticipation Note.
TOB--Tender Option Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

26

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                                     New Jersey
                                                  NEW JERSEY            INSURED
                                                  TAX-EXEMPT          LONG-TERM
                                                MONEY MARKET         TAX-EXEMPT
                                                        FUND               FUND
                                            ------------------------------------
                                                 YEAR ENDED NOVEMBER 30, 2000
                                            ------------------------------------
                                                       (000)              (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                                            $51,863            $63,387
--------------------------------------------------------------------------------
  Total Income                                        51,863             63,387
--------------------------------------------------------------------------------
EXPENSES

 The Vanguard Group--Note B

  Investment Advisory Services                           153                130
  Management and Administrative                        2,057              1,862
  Marketing and Distribution                             232                148
 Custodian Fees                                           17                 13
 Auditing Fees                                             8                  8
 Shareholders' Reports                                    12                 14
 Trustees' Fees and Expenses                               2                  1
--------------------------------------------------------------------------------
  Total Expenses                                       2,481              2,176
  Expenses Paid Indirectly--Note C                       (17)               (34)
--------------------------------------------------------------------------------
  Net Expenses                                         2,464              2,142
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                 49,399             61,245
--------------------------------------------------------------------------------
REALIZED NET GAINS
 Investment Securities Sold                                3                343
 Futures Contracts                                        --                760
--------------------------------------------------------------------------------
REALIZED NET GAIN                                          3              1,103
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
 INVESTMENT SECURITIES                                    --             32,168
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)          --             32,168
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $49,402            $94,516
================================================================================

27

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------------------
                                                                      New Jersey                         New Jersey
                                                                      Tax-Exempt                      Insured Long-Term
                                                                   Money Market Fund                   Tax-Exempt Fund
                                                            --------------------------------   -------------------------------
                                                                                   YEAR ENDED NOVEMBER 30,
                                                            ------------------------------------------------------------------
                                                                2000            1999                  2000              1999
                                                               (000)           (000)                 (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                     $ 49,399        $ 34,553              $ 61,245          $ 58,789
  Realized Net Gain                                                3              15                 1,103               192
  Change in Unrealized Appreciation (Depreciation)                --              --                32,168           (75,240)
------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                                 49,402          34,568                94,516           (16,259)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                      (49,399)        (34,553)              (61,245)          (58,789)
  Realized Capital Gain                                           --              --                    --            (4,837)
------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                      (49,399)        (34,553)              (61,245)          (63,626)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                   1,344,025       1,136,944               266,668           306,834
  Issued in Lieu of Cash Distributions                        47,337          32,995                44,986            48,412
  Redeemed                                                (1,227,037)     (1,086,203)             (264,964)         (232,335)
------------------------------------------------------------------------------------------------------------------------------
    Net Increase from Capital Share Transactions             164,325          83,736                46,690           122,911
------------------------------------------------------------------------------------------------------------------------------
  Total Increase                                             164,328          83,751                79,961            43,026
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                        1,263,022       1,179,271             1,154,892         1,111,866
------------------------------------------------------------------------------------------------------------------------------
  End of Year                                             $1,427,350      $1,263,022            $1,234,853        $1,154,892
==============================================================================================================================
1Shares Issued (Redeemed)
  Issued                                                   1,344,025       1,136,944                23,733            26,241
  Issued in Lieu of Cash Distributions                        47,337          32,995                 3,998             4,163
  Redeemed                                                (1,227,037)     (1,086,203)              (23,713)          (20,010)
------------------------------------------------------------------------------------------------------------------------------
    Net Increase in Shares Outstanding                       164,325          83,736                 4,018            10,394
==============================================================================================================================

28

FINANCIAL HIGHLIGHTS
This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

------------------------------------------------------------------------------------------------------------------------------
                                                                          NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
                                                                                    YEAR ENDED NOVEMBER 30,
                                                                    ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        2000         1999          1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $1.00        $1.00         $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                             .036         .028          .031         .033         .032
  Net Realized and Unrealized Gain (Loss) on Investments              --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                .036         .028          .031         .033         .032
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS

  Dividends from Net Investment Income                             (.036)       (.028)        (.031)       (.033)       (.032)
  Distributions from Realized Capital Gains                           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (.036)       (.028)        (.031)       (.033)       (.032)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $1.00        $1.00         $1.00        $1.00        $1.00
==============================================================================================================================

TOTAL RETURN                                                       3.68%        2.86%         3.18%        3.32%        3.22%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                              $1,427       $1,263        $1,179       $1,016         $918
  Ratio of Total Expenses to Average Net Assets                    0.18%        0.20%         0.20%        0.20%        0.20%
  Ratio of Net Investment Income to Average Net Assets             3.62%        2.82%         3.12%        3.27%        3.17%
==============================================================================================================================

29

------------------------------------------------------------------------------------------------------------------------------
                                                                         NEW JERSEY INSURED LONG-TERM TAX-EXEMPT FUND
                                                                                    YEAR ENDED NOVEMBER 30,
                                                                   -----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        2000         1999          1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $11.19       $11.98        $11.72       $11.64       $11.78
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                             .599         .590          .599         .608         .616
  Net Realized and Unrealized Gain (Loss) on Investments            .330        (.738)         .271         .112        (.082)
------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                .929        (.148)         .870         .720         .534
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS

  Dividends from Net Investment Income                             (.599)       (.590)        (.599)       (.608)       (.616)
  Distributions from Realized Capital Gains                           --        (.052)        (.011)       (.032)       (.058)
------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (.599)       (.642)        (.610)       (.640)       (.674)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $11.52       $11.19        $11.98       $11.72       $11.64
==============================================================================================================================

TOTAL RETURN                                                       8.57%       -1.31%         7.59%        6.40%        4.75%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                              $1,235       $1,155        $1,112         $940         $849
  Ratio of Total Expenses to Average Net Assets                    0.19%        0.19%         0.20%        0.18%        0.20%
  Ratio of Net Investment Income to Average Net Assets             5.33%        5.06%         5.04%        5.26%        5.35%
  Portfolio Turnover Rate                                            14%          11%           14%          13%          11%
==============================================================================================================================

30

NOTES TO FINANCIAL STATEMENTS

Vanguard New Jersey Tax-Exempt Funds comprise the New Jersey Tax-Exempt Money Market Fund and the New Jersey Insured Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New Jersey.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.
     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3.  FUTURES  CONTRACTS:  The  Insured  Long-Term  Tax-Exempt  Fund  may use
Municipal  Bond Index,  U.S.  Treasury  Bond,  and U.S.  Treasury  Note  futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     4. DISTRIBUTIONS: Dividends from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

31

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                     CAPITAL CONTRIBUTION      PERCENTAGE          PERCENTAGE OF
                              TO VANGUARD         OF FUND             VANGUARD'S
NEW JERSEY TAX-EXEMPT FUND          (000)      NET ASSETS         CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                         $265           0.02%                   0.3%
Insured Long-Term                     226           0.02                    0.2
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 2000, these arrangements reduced expenses by:

--------------------------------------------------------------------------------
                                                        EXPENSE REDUCTION

                                                                           (000)

                                                --------------------------------
                                                MANAGEMENT AND         CUSTODIAN
NEW JERSEY TAX-EXEMPT FUND                      ADMINISTRATIVE              FEES
--------------------------------------------------------------------------------
Money Market                                                --               $17
Insured Long-Term                                          $21                13
--------------------------------------------------------------------------------

D. During the year ended November 30, 2000, the Insured Long-Term Tax-Exempt Fund purchased $192,142,000 of investment securities and sold $150,302,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $1,163,000 through November 30, 2000, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). At November 30, 2000, the fund had available capital losses of $560,000 to offset future net capital gains through November 30, 2007.

F. At November 30, 2000, net unrealized appreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $38,555,000, consisting of unrealized gains of $46,146,000 on securities that had risen in value since their purchase and $7,591,000 on securities that had fallen in value since their purchase (see Note E).

G. In November 2000, the American Institute of Certified Public Accountants issued new accounting guidelines for investment companies which will require the Insured Long-Term Tax Exempt Fund to change its accounting policies to begin to accrete market discounts on municipal bonds effective for the fiscal year ending November 30, 2002. This accounting change will not affect the fund's net asset value, total return, or distributions to shareholders, but may result in certain amounts being reclassified from realized and unrealized gain to interest income for financial statement purposes. Management believes this change will have no material effect on the financial statements.

32

REPORT
  OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard New Jersey Tax-Exempt Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard New Jersey Tax-Exempt Money Market Fund and Vanguard New Jersey Insured Long-Term Tax-Exempt Fund (constituting Vanguard New Jersey Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 9, 2001

--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD NEW JERSEY TAX-EXEMPT FUNDS
This information for the fiscal year ended November 30, 2000, is included pursuant to provisions of the Internal Revenue Code.

     Each fund designates 100% of its income dividends as exempt-interest dividends.

THE PEOPLE
Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

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Valley Forge, PA 19482-2600

ABOUT OUR COVER
Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of "Victory," by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar Inc., unless otherwise noted.

Standard & Poor's (R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q140 012001